UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 29, 2026

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Selective Insurance Group, Inc. (the “Company”) was held on April 29, 2026. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2026 (the "Proxy Statement").

1.    The Company’s stockholders elected each of the twelve director nominees to serve on the Company's Board of Directors for a term of one year, as follows:

Director	For	Against	Abstain	Broker Non-Votes
Ainar D. Aijala, Jr.	48,638,529	106,954	22,551	4,697,446
Lisa Rojas Bacus	48,507,505	231,006	29,523	4,697,446
Terrence W. Cavanaugh	48,433,670	313,841	20,523	4,697,446
Robert Kelly Doherty	48,515,615	231,591	20,828	4,697,446
John J. Marchioni	48,105,672	638,239	24,123	4,697,446
Thomas A. McCarthy	48,697,994	49,946	20,094	4,697,446
Stephen C. Mills	46,986,217	1,751,985	29,832	4,697,446
H. Elizabeth Mitchell	48,677,612	70,105	20,317	4,697,446
Cynthia S. Nicholson	47,907,526	840,001	20,507	4,697,446
Julie Parsons	48,673,184	70,977	23,873	4,697,446
Kate E. R. Sampson	48,681,803	65,919	20,312	4,697,446
John S. Scheid	48,300,301	447,163	20,570	4,697,446

2.    The Company’s stockholders voted to approve, on an advisory basis, the 2025 compensation of the Company's named executive officers as disclosed in the Proxy Statement, as follows:

For	Against	Abstain	Broker Non-Votes
47,882,612	768,525	116,897	4,697,446

3.    The Company’s stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as follows:

For	Against	Abstain	Broker Non-Votes
52,567,600	842,875	55,005	0

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date:	April 30, 2026	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel